UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): November 16, 2005

AMERICAN ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I,
300 E. Mallard, Suite 300
Boise, Idaho		83706
(Address of principal executive offices)		(Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Item 8.01. Other Events

On November 17, 2005, the Company issued a press release entitled “AMERICAN ECOLOGY ANNOUNCES NEW JERSERY CLEANUP PROJECT DELAY EXTENDED” disclosing that Honeywell International notified the Company that it had filed a brief with the U.S. District Court, District of New Jersey seeking approval to have waste shipments from the main excavation phase for the Jersey City chromite ore processing residues removal project start in the March 2006 timeframe. The press release, dated November 17, 2005, is attached as Exhibit 99 and incorporated by reference herein.

A copy of the press release is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 99	Press Release dated November 17, 2005 titled “AMERICAN ECOLOGY ANNOUNCES NEW JERSEY CLEANUP PROJECT DELAY EXTENDED”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: November 17, 2005	By: /s/ James R. Baumgardner
James R. Baumgardner
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99	Press Release dated November 17, 2005 titled “AMERICAN ECOLOGY ANNOUNCES NEW JERSEY CLEANUP PROJECT DELAY EXTENDED”